Pensions and Other Postretirement Benefits	12 Months Ended
Dec. 31, 2018
Retirement Benefits [Abstract]
Pension and Other Postretirement Benefits	Pension and Other Postretirement Benefits
The funded status of our U.S. qualified and nonqualified defined benefit pension plans, our Germany, France, and Belgium defined benefit pension plans, plus our U.S. other postretirement healthcare and life insurance benefit plans for continuing operations, together with the associated balances and net periodic benefit cost recognized in our consolidated financial statements as of December 31, are shown in the tables below.
We are required to recognize in our consolidated balance sheets the overfunded and underfunded status of our defined benefit postretirement plans. The overfunded or underfunded status is defined as the difference between the fair value of plan assets and the projected benefit obligation. We are also required to recognize as a component of other comprehensive income the actuarial gains and losses and the prior service costs and credits that arise during the period.
The following table summarizes the weighted-average assumptions used to determine the benefit obligations at December 31 for the U.S. Plans:

	Pensions and Other Benefits
	December 31,
	2018	2017
Discount rate qualified	4.35%	3.68%
Discount rate nonqualified plan	3.97%	3.29%
Discount rate other benefits	4.08%	3.41%
Rate of compensation increase	3.10%	3.10%

The following table summarizes the components of our defined benefit postretirement plans and reflect a measurement date of December 31:

	Pensions		Other Benefits (1)
	December 31,
(in Millions)	2018	2017	2018	2017
Change in projected benefit obligation
Projected benefit obligation at January 1	$1,385.8	$1,332.7	$19.0	$19.2
Service cost	6.3	7.4	—	—
Interest cost	44.5	44.3	0.7	0.7
Actuarial loss (gain) (2)	(89.9)	83.7	0.6	1.7
Amendments	—	—	(0.1)	(0.1)
Acquisitions (3)	—	7.6	—	—
Foreign currency exchange rate changes and other	(0.4)	—	—	—
Plan participants’ contributions	—	—	0.7	0.7
Special termination benefits	3.9	2.3	—	—
Settlements	(4.4)	(6.9)	—	—
Transfer of liabilities from continuing to discontinued operations	—	—	—	(0.9)
Curtailments	(0.9)	(5.0)	0.2	0.4
Benefits paid	(83.6)	(80.3)	(2.2)	(2.7)
Projected benefit obligation at December 31	$1,261.3	$1,385.8	$18.9	$19.0
Change in plan assets
Fair value of plan assets at January 1	$1,339.9	$1,208.2	$—	$—
Actual return on plan assets	(18.0)	165.4	—	—
Foreign currency exchange rate changes	(0.2)	—	—	—
Company contributions	36.0	53.5	1.5	2.0
Plan participants’ contributions	—	—	0.7	0.7
Settlements	(4.4)	(6.9)	—	—
Benefits paid	(83.6)	(80.3)	(2.2)	(2.7)
Fair value of plan assets at December 31	$1,269.7	$1,339.9	$—	$—
Funded Status
U.S. plans with assets	$42.8	$(6.6)	$—	$—
U.S. plans without assets	(24.6)	(29.8)	(18.9)	(19.0)
Non-U.S. plans with assets	(1.9)	(7.6)	—	—
All other plans	(7.9)	(1.9)	—	—
Net funded status of the plan (liability)	$8.4	$(45.9)	$(18.9)	$(19.0)
Amount recognized in the consolidated balance sheets:
Pension asset (4)	$42.8	$—	$—	$—
Accrued benefit liability (5)	(34.4)	(45.9)	(18.9)	(19.0)
Total	$8.4	$(45.9)	$(18.9)	$(19.0)
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(1)	Refer to Note 10 for information on our discontinued postretirement benefit plans.

(2)
The actuarial gain in 2018 was primarily driven by the increase in discount rate on the U.S. qualified plan. Additionally, the Society of Actuaries released an updated mortality table projection scale for measurement of retirement program obligations. Adoption of this new projection scale has decreased the U.S. defined benefit obligations by approximately $4 million at December 31, 2018.

(3)	Refer to Note 4 for information on our acquired pension plans as part of the DuPont Crop Protection Acquisition.

(4)	Recorded as "Other assets including long-term receivables, net" on the consolidated balance sheets.

(5)	Recorded as "Accrued pension and other postretirement benefits, current and long-term" on the consolidated balance sheets.

The amounts in accumulated other comprehensive income (loss) that have not yet been recognized as components of net periodic benefit cost are as follows:

	Pensions		Other Benefits (1)
	December 31,
(in Millions)	2018	2017	2018	2017
Prior service (cost) credit	$(1.1)	$(1.9)	$(0.1)	$(0.2)
Net actuarial (loss) gain	(370.6)	(398.3)	4.2	5.5
Accumulated other comprehensive income (loss) – pretax	$(371.7)	$(400.2)	$4.1	$5.3
Accumulated other comprehensive income (loss) – net of tax	(226.1)	(248.4)	2.6	3.5
____________________

(1)	Refer to Note 10 for information on our discontinued postretirement benefit plans.
The accumulated benefit obligation for all pension plans was $1,248.8 million and $1,359.6 million at December 31, 2018 and 2017, respectively.

(in Millions)	December 31
Information for pension plans with projected benefit obligation in excess of plan assets	2018	2017
Projected benefit obligations	$39.1	$1,385.8
Accumulated benefit obligations	39.2	1,359.6
Fair value of plan assets	4.7	1,339.9

(in Millions)	December 31
Information for pension plans with accumulated benefit obligation in excess of plan assets	2018	2017
Projected benefit obligations	$39.1	$39.2
Accumulated benefit obligations	39.2	37.5
Fair value of plan assets	4.7	5.0

Other changes in plan assets and benefit obligations for continuing operations recognized in other comprehensive loss (income) are as follows:

	Pensions		Other Benefits (1)
	Year Ended December 31,
(in Millions)	2018	2017	2018	2017
Current year net actuarial loss (gain)	$(8.7)	$(2.6)	$0.8	$2.1
Current year prior service cost (credit)	—	—	(0.1)	(0.1)
Amortization of net actuarial (loss) gain	(16.0)	(16.4)	0.5	1.0
Amortization of prior service (cost) credit	(0.4)	(0.5)	0.1	0.1
Recognition of prior service cost due to curtailment	(0.3)	—	—	(0.3)
Transfer of actuarial (loss) gain from continuing to discontinued operations	—	—	(0.1)	0.6
Curtailment loss (2)	(0.9)	(5.0)	—	—
Settlement loss	(1.8)	(47.3)	—	—
Foreign currency exchange rate changes on the above line items	(0.4)	0.4	—	—
Total recognized in other comprehensive (income) loss, before taxes	$(28.5)	$(71.4)	$1.2	$3.4
Total recognized in other comprehensive (income) loss, after taxes	(22.3)	(52.2)	0.9	2.1
____________________

(1)	Refer to Note 10 for information on our discontinued postretirement benefit plans.

(2)
During the years ended December 31, 2018 and 2017, due to the announced plans to separate FMC Lithium and divest FMC Health and Nutrition, respectively, we triggered a curtailment of our U.S. pension plans. As a result, we revalued our pension plans as of October 31, 2018 and March 31, 2017, respectively, in addition to the normal December 31st remeasurement, which resulted in adjustments to comprehensive income. The $0.9 million in 2018 reflects the adjustment to the continuing operations liability and other comprehensive income based on the revaluation of the plan. The associated curtailment expense is recorded within "Non-operating pension and postretirement charges (income)". The $5.0 million in 2017 also reflects the adjustment to the continuing operations liability and other comprehensive income based on the revaluation of the plan. The associated curtailment expense was recorded under "Discontinued operations, net of income taxes", as discussed below.
The estimated net actuarial loss and prior service cost for our pension plans that will be amortized from accumulated other comprehensive income (loss) into our net annual benefit cost (income) during 2019 are $18.4 million and $0.2 million, respectively. The estimated net actuarial gain and prior service cost for our other benefits that will be amortized from accumulated other comprehensive income (loss) into net annual benefit cost (income) during 2019 will be $(0.7) million and $0.1 million, respectively.

The following table summarizes the weighted-average assumptions used for and the components of net annual benefit cost (income):

	Year Ended December 31,
	Pensions			Other Benefits (1)
(in Millions, except for percentages)	2018	2017	2016	2018	2017	2016
Discount rate	3.68%	4.22%	4.50%	3.41%	3.77%	3.97%
Expected return on plan assets	5.00%	6.50%	7.00%	—	—	—
Rate of compensation increase	3.10%	3.60%	3.60%	—	—	—
Components of net annual benefit cost:
Service cost	$6.3	$7.4	$8.0	$—	$—	$—
Interest cost	44.5	44.3	48.8	0.7	0.7	0.8
Expected return on plan assets	(63.0)	(79.1)	(84.2)	—	—	—
Amortization of prior service cost	0.4	0.6	0.7	(0.1)	(0.1)	—
Amortization of net actuarial and other (gain) loss	16.0	15.5	39.3	(0.5)	(0.9)	(1.2)
Recognized (gain) loss due to settlement	1.8	3.2	20.3	—	—	—
Net annual benefit cost (income)	$6.0	$(8.1)	$32.9	$0.1	$(0.3)	$(0.4)

___________________

(1)	Refer to Note 10 for information on our discontinued postretirement benefit plans.

For the year ended December 31, 2018 and 2017, we recognized a $4.3 million loss due to curtailment and special termination benefits associated with the planned separation of FMC Lithium and a combined curtailment and termination benefits loss of $3.9 million associated with the disposal of our FMC Health and Nutrition Business, respectively, which were recorded within "Discontinued operations, net of income taxes" within the consolidated statements of income (loss).
For the year ended December 31, 2017, we recorded a settlement charge of $35.7 million. The settlement charge includes $3.2 million related to the non-qualified plan in the U.S. and a $32.5 million settlement charge related to the termination of the U.K. pension plan. The $32.5 million settlement charge was recorded within "Discontinued operations, net of income taxes" within the consolidated statements of income (loss).
Our U.S. qualified defined benefit pension plan (“U.S. Plan”) holds the majority of our pension plan assets. The expected long-term rate of return on these plan assets was 5.0 percent for the year ended December 31, 2018 (except for the period between the November 1, 2018 remeasurement and December 31, 2018 during which it was 4.5 percent), 6.5 percent for the year ended December 31, 2017 and 7.0 percent for the year ended December 31, 2016. The expected long-term rate of return on these plan assets decreased by 1.5 percent in 2018 compared to 2017, due to a change in investment strategy. In developing the assumption for the long-term rate of return on assets for our U.S. Plan, we take into consideration the technical analysis performed by our outside actuaries, including historical market returns, information on the assumption for long-term real returns by asset class, inflation assumptions and expectations for standard deviation related to these best estimates. Given an actively managed investment portfolio, the expected annual rates of return by asset class for our portfolio, assuming an estimated inflation rate of approximately 2.3 percent, is in line with our assumption for the rate of return on assets. The target asset allocation at December 31, 2018 by asset category is 100 percent fixed income investments.
Our U.S. qualified pension plan reached fully funded status during 2018. The primary investment strategy is a liability hedging approach with an objective of maintaining the funded status of the plan such that the funded status volatility is minimized and the likelihood that we will be required to make significant contributions to the plan is limited. The portfolio is comprised of 100 percent fixed income securities and cash. Investment performance and related risks are measured and monitored on an ongoing basis through monthly liability measurements, periodic asset liability studies, and quarterly investment portfolio reviews.
The following tables present our fair value hierarchy for our major categories of pension plan assets by asset class. See Note 18 for the definition of fair value and the descriptions of Level 1, 2 and 3 in the fair value hierarchy.

(in Millions)	12/31/2018	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Cash and short-term investments	$92.5	$92.5	$—	$—
Fixed income investments:
Investment contracts	144.9	—	144.9	—
U.S. Government Securities	469.9	465.1	4.8	—
Mutual funds	55.7	55.7		—
Corporate debt instruments	506.7	—	506.7	—
Total assets	$1,269.7	$613.3	$656.4	$—

(in Millions)	12/31/2017	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Cash and short-term investments	$123.0	$123.0	$—	$—
Equity securities:
Common stock	194.1	194.1	—	—
Mutual funds and other investments	27.3	27.3	—	—
Fixed income investments:
Investment contracts	150.8	—	150.8	—
U.S. Government Securities and Mutual funds	805.6	805.6	—	—
Investments measured at net asset value (1)	39.1
Total assets	$1,339.9	$1,150.0	$150.8	$—
____________________

(1)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the statement of financial position. These investments are redeemable with the fund at net asset value under the original terms of the partnership agreements and/or subscription agreements and operations of the underlying funds. However, it is possible that these redemption rights may be restricted or eliminated by the funds in the future in accordance with the underlying fund agreements. Due to the nature of the investments held by the funds, changes in market conditions and the economic environment may significantly impact the net asset value of the funds and, consequently, the fair value of the interests in the funds. Furthermore, changes to the liquidity provisions of the funds may significantly impact the fair value of the interest in the funds.

We made the following contributions to our pension and other postretirement benefit plans:

	Year Ended December 31,
(in Millions)	2018	2017
U.S. qualified pension plan	$30.0	$44.0
U.S. nonqualified pension plan	6.0	9.4
Other postretirement benefits, net of participant contributions	1.5	2.0
Total	$37.5	$55.4

We expect our voluntary cash contributions to our U.S. qualified pension plan to be approximately $7 million in 2019.
The following table reflects the estimated future benefit payments for our pension and other postretirement benefit plans. These estimates take into consideration expected future service, as appropriate:

	Estimated Net Future Benefit Payments
(in Millions)	2019	2020	2021	2022	2023	2024 - 2028
Pension Benefits	$90.1	$86.5	$87.0	$86.5	$85.6	$415.8
Other Benefits	2.1	2.0	1.9	1.8	1.7	7.0

Assumed health care cost trend rates have an effect on the other postretirement benefit obligations and net periodic other postretirement benefit costs reported for the health care portion of the other postretirement plan. A one-percentage point change in the assumed health care cost trend rates would be immaterial to our net periodic other postretirement benefit costs for the year ended December 31, 2018, and our other postretirement benefit obligation at December 31, 2018.
FMC Corporation Savings and Investment Plan. The FMC Corporation Savings and Investment Plan is a qualified salary-reduction plan under Section 401(k) of the Internal Revenue Code in which substantially all of our U.S. employees may participate by contributing a portion of their compensation. For eligible employees participating in the Plan, except for those employees covered by certain collective bargaining agreements, the Company makes matching contributions of 80 percent of the portion of those contributions up to five percent of the employee’s compensation. Eligible employees participating in the Plan that do not participate in the U.S. qualified pension plan are entitled to receive an employer contribution of five percent of the employee’s eligible compensation. Charges against income for all contributions were $15.0 million in 2018, $9.7 million in 2017, and $7.6 million in 2016.